Exhibit 10.26

INVESTMENT COORDlNATlNG BOARD

CONSENT PRINCIPLE ON CHANGES OF INVESTMENT
Number                                    : 222/1/IP/III/PMA/2010
Corporation Number              : 19467
NPWP                                       : 02.593.959.6-052.000/02.593.959.6-047.000

In connection with the request that you convey on July 6, 2010 and reference made to the Foreign Investment Approval Letter Number 791/I/PMA/2006 dated July 14, 2006 jo. Amendment Number 455/III/PMA/2009 dated April 16, 2009, we hereby notify you that the Government of the Republic of Indonesia provides CONSENT PRINCIPLE ON CHANGES which is the approval of the changes in the planned projects capital investment of your company as follows:

I.	PROJECT DATA +) :
+) represents the data after the change

	1. Name of Company	:PT OPTIMIS TEGUH INDONESIA

	2. Address	:Taman Resor Mediterania, Jl. Pantai Indah Utara II, Blok K Kav. 8H, RT.006/RW.006, Kapuk Muara, Penjaringan, Jakarta Utara

	3. Project Site	:Dumai Town, Province of Riau *)

	4. Business Sector	:Agricultural-based organic chemical industry and wholesale

Production:
Description	KBLI	Unit	Capacity	Export(%)	Remarks
Industry
- Biodiesel	20115	Ton	200,000	100,00	a)
			(two hundred thousand)
- Glycerine	20115	Ton	20,000	100,00
			(two hundred thousand)
Trade
- Export of	46315	US$	110,000,000.00	0,00	b)
Merchandise, among others, CPO and processed products thereof			(one hundred ten million)

Remarks:

*) In practice, the location of the project must follow the provisions prevailing among others consider the terms provided by Government Regulation No. 24 of 2009 on the Regions Industrial and/or amendments and implementing regulations.

a) Raw material In terms of Crude Palm Oil (CPO) and its implementation must follow the regulations.

Number	: 222/1/IP/III/PMA/2010
Page	: 2 (4)

b) Not allowed to conduct retail trade (retailers) and its implementation must follow the regulations.

Estimated Annual Export Value: US$ 110,300,000.00

5. Investment In Capital	: a . Foreign (100.00%)
Individual ++)	- Optimis Teguh Sdn. Bhd.
(Malaysia, 95.00%)
US$ 14,250,000.00
- Mr. Low Soon Heng
(Malaysia, 5.00%)
US$ 750,000.00
b. Indonesia (0.00%)

++) - The percentage of par value share capital into
- The entire project financed from its own capital US$15.000.000,00 loan capital of US$ 35.000.000,00.

6. Investment Value
Industry
a. Capital
Purchase and Maturity of land	:US$	10,000,000.00
Building	:US$	4,000,000.00
Machinery / Equipment and Spare Parts	:US$	10,000,000.00
Others	:US$	4,000,000.00
- Sub-total	:US$	28,000,000.00
b. Working Capital (for 1 turnover)	:US$	20,000,000.00
c. Total	:US$	48,000,000.00
Trade
a. Capital
Purchase and Maturity of land	:US$	0.00
Building	:US$	0.00
Machinery / Equipment and Spare Parts	:US$	0.00
Others	:US$	1,000,000.00
- Sub-total	:US$	1,000,000.00
b. Working Capital (for 1 turnover)	:US$	1,000,000.00
c. Total	:US$	2,000,000.00
Grand total	:US$	50,000,000.00

7. Used of Indonesia Man Power :
Industry	:	60 persons
Trade	:	10 persons
Total	:	70 persons

Number : 222/1/IP/III/PMA/2010
Page : 3 (4)

Remarks :
Industry		Trade
- Male	: 52 persons	- Male	: 7 persons
- Female	: 8 persons	- Female	: 3 persons

8. Plan for Project Completion Time:
Plan the project completion time is extended to no later than the date of August 30, 2012 (August thirtieth year two thousand and twelve).

II.	INVESTMENT FACILITIES:
Especially for the industry be granted exemption from import duty on importing machinery and capital goods in accordance with Ministerial Regulation of Finance Number 176/PMK.011/2009.

2. Marketing
Industry
- Biodiesel	100,000 % export	0.00% domestic
- Glycerine	100,000 % export	0.00% domestic

III.                 OTHERS:
1.	Application for Investment Facility referred to item II PTSP submitted to BKPM.
2.	Company that is ready for operation/commercial production shall apply for license to PTSP BKPM.
3.	The Company shall deliver the Investment Activity Report (LKPM) and implement the environmental conditions provisions and other provisions.
4.
In the event of a dispute between the company and the Government of the Republic of Indonesia which cannot be resolved through deliberation, the Indonesian Government is willing to follow the settlement under the provisions of the Convention on settlement of disputes between States and foreign citizens on investments in accordance with Law No.5 of 1968.

5.	This Consent Principle on Changes is an integral part of the Foreign Investment Approval Number 791/I/PMA/2006 dated July 14, 2006 the related changes.
6.
Other things that are not stated in this Consent Principle on Changes do not conflict with or are still in the provisions, rights and obligations as previously set by the Government, remains in force as such.

14 JUL 2010
a.n KEPALA BADAN KOORDINASI PENANAMAN MODAL
Deputi Bidang Pelayanan Penanaman Modal

Teuku Otman Rasyid

Copied to Yth.:
1.	Menteri Dalam Negeri;
2.	Menteri Keuangan;
3.	Menteri Hukum dan Hak Asasi Manusia u.p. Direktur Jenderal Administrasi Hukum Umum;

Number : 222/1/IP/III/PMA/2010
Page : 4 (4)

4.	Menteri Perindustrian;
5.	Menteri Perdagangan;
6.	Menteri Negara Lingkungan Hidup;
7.	Gubernur Bank Indonesia;
8.	Duta Besar Republik Indonesia untuk Kerajaan Malaysia di Kuala Lumpur;
9.	Kepala Badan Pertanahan Nasional;
10.	Direktur Jenderal Pajak;
11.	Direktur Jenderal Bea dan Cukai;
12.	Direktur Jenderal Industri Agro dan Kimia;
13.	Direktur Jenderal Perdagangan Dalam Negeri;
14.	Directur Jenderal Perdagangan Luar Negeri;
15.	Gubernur Riau;
16.	Walikota Dumai;
17.	Kepala BPI Provinsi Riau.